Exhibit 10.5


                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of August 14, 2000, is made among DELUXE CORPORATION, a Minnesota corporation (the "Company"), the financial institutions listed on the signature pages hereof under the heading "THE BANKS" (each a "Bank" and, collectively, the "Banks"), and Bank of America, N.A., as administrative agent for itself and the Banks (in such capacity, the "Agent").

                  The Company, the Banks and the Agent are parties to a Credit Agreement dated as of August 30, 1999 (the "Credit Agreement"). The Company has requested that the Banks agree to an amendment and restatement of the Credit Agreement in order to (i) extend the Revolving Termination Date thereunder, (ii) and to amend certain covenants contained therein.

                  The parties hereto desire to amend the Credit Agreement as set forth in this Agreement and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1 Definitions; Interpretation.

                  (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement (including in the Recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  (b) Interpretation. The rules of interpretation set forth in
Section 1.02 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

                  SECTION 2 Amendments to the Credit Agreement.

                  (a) Amendment and Restatement. As of the date of satisfaction of the condition set forth in Section 3(a) (the "Initial Effective Date"), the Credit Agreement shall be amended as set forth in subsection 2(b) below. As of August 28, 2000, provided all of the conditions set forth in Section 3 hereof have been satisfied on or before such date, (the "Subsequent Effective Date"), the Credit Agreement shall be further amended as set forth in subsection 2(c) below and restated in its entirety to read as set forth in Credit Agreement with the amendments specified in subsections 2(b) and 2(c) below.

                  (b) Initial Amendments. Upon the Initial Effective Date, the Credit Agreement shall be amended as follows:

                           (i) Section 7.02(c) is amended by deleting the word
                  "and" from the end thereof.

                           (ii) The existing Section 7.02(d) is redesignated as
                  Section 7.02(e). The existing Section 7.02(d) is further amended by changing the reference therein to "subsections 7.02(a) through (c)" to read "subsections 7.02(a) through
                  (d)".

                           (iii) A new Section 7.02(d) is inserted to read as
                  follows:

                                    "(d) dispositions by the Company of common stock of eFunds Corporation to Company shareholders, pursuant to an exchange offer (in which shares of the Company are exchanged for shares of eFunds Corporation) and spin-off or in-kind dividend of any remaining eFunds shares, as described generally in that S-1/A Registration Statement of eFunds Corporation filed with the SEC on or about June 23, 2000, and pursuant to an S-4 Registration Statement of eFunds Corporation to be filed with the SEC (together, the "Exchange Offer Transaction"); and".

                           (iv) Section 7.06(b) is amended by deleting the word
                  "and" from the end thereof.

                           (v) The existing Section 7.06(c) is redesignated as
                  Section 7.06(d).

                           (vi) A new Section 7.06(c) is inserted to read as
                  follows:

                                    "(c) make distributions by the Company to its shareholders of common stock of eFunds Corporation, pursuant to the Exchange Offer Transaction; and".

                  (c) Subsequent Amendment. Upon the Subsequent Effective Date, the Credit Agreement shall be further amended at Section 1.1, the definition of "Revolving Termination Date", by deleting the date "August 28, 2000" and substituting in its place the date "August 24, 2001".

                  (d) References Within Credit Agreement. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Agreement.

                  SECTION 3 Conditions of Effectiveness. The following are conditions precedent to this Agreement as set forth in Section 2 hereof:

                  (a) Executed Amendment. The Agent shall have received an executed counterpart of this Agreement from the Company and each of the Banks.

                  (b) Additional Closing Documents and Actions. The Agent shall have received, in form and substance satisfactory to it a certificate of a Responsible Officer of the Company dated the Subsequent Effective Date, stating that (A) the representations and warranties contained in Section 4 hereof are true and correct on and as of the Subsequent Effective Date, and (B) on and as of the Subsequent Effective Date, after giving effect to the


                                       2.

amendment of the Credit Agreement contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Corporate Documents. The Agent shall have received, in form and substance satisfactory to it, a certificate of the Secretary or Assistant Secretary of the Company, dated the Subsequent Effective Date, certifying (A) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, and (B) the incumbency, authority and signature of each officer of the Company authorized to execute and deliver this Agreement.

                  (d) Legal Opinions. The Agent shall have received a legal opinion from the General Counsel of the Company, dated as of the Subsequent Effective Date, in form and substance satisfactory to the Agent.

                  (e) Additional Documents. The Agent shall have received, in form and substance satisfactory to it, such additional approvals, documents and other information as the Agent or any Bank (through the Agent) may reasonably request.

                  (f) Fees. The Company shall have paid (i) to the Agent, for the ratable benefit of the Banks from whom the Agent received, on or before August 7, 2000, a signed copy of the letter dated July 17, 2000, from the Agent to the Banks requesting their commitment to the amendment to the Credit Agreement contemplated by Section 2(c), an upfront fee equal to 0.03% of the Commitment of each such Bank, and (ii) to the Agent for its own account such additional fees as are specified in the fee letter dated August 1, 2000 between the Company and the Agent.

For purposes of determining compliance with the foregoing conditions specified in this Section 3, each of the Banks that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to, such Bank.

                  SECTION 4 Representations and Warranties of the Company. To induce the Agent and the Banks to enter into this Agreement, the Company hereby confirms and restates, as of the Initial Effective Date and the Subsequent Effective Date, the representations and warranties made by it in Article V of the Credit Agreement. For the purposes of this Section 4, (i) each reference in
Article V of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Agreement, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended, as contemplated hereby, (ii) the representation and warranty set forth in Section 5.11 of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered, and (iii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).


                                       3.

                  SECTION 5 Miscellaneous.

                  (a) Notice. The Agent shall notify the Company and the Banks of the occurrence of the Initial Effective Date and the Subsequent Effective Date, and thereafter distribute to the Company and Banks copies of all documents delivered under Section 3.

                  (b) Credit Agreement Otherwise Not Affected. Except as expressly amended and restated pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks' and the Agent's execution and delivery of, or acceptance of, this Agreement and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

                  (c) No Reliance By Company. The Company hereby acknowledges and confirms to the Agent and the Banks that the Company is executing this Agreement on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                  (d) Costs and Expenses. The Company agrees to pay to the Agent on demand the reasonable out-of-pocket costs and expenses of the Agent, and the reasonable fees and disbursements of counsel to the Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith.

                  (e) Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Company, the Agent and each Bank and their respective successors and assigns.

                  (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (g) Complete Agreement; Amendments. This Agreement, together with the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Agreement may not be modified, amended or otherwise altered except in accordance with the terms of Section 10.01 of the Credit Agreement.

                  (h) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.


                                       4.

                  (i) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (j) Interpretation. This Agreement is the result of negotiations among, and has been reviewed by, counsel to the Agent, the Company and the other parties hereto and are the product of all parties hereto. Accordingly, this Agreement shall not be construed against any of the Banks or the Agent merely because of the Agent's or any Bank's involvement in the preparation thereof.

                  (k) Loan Document. This Agreement shall constitute a Loan Document.

                                       [SIGNATURE PAGES FOLLOW.]


                                       5.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                       THE COMPANY
                                       -----------

                                       DELUXE CORPORATION


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       THE AGENT
                                       ---------

                                       BANK OF AMERICA, N.A., as Agent


                                       By:
                                           -------------------------------------
                                       Name:  Matthew A. Gabel
                                       Title: Vice President


                                       THE BANKS
                                       ---------

                                       BANK OF AMERICA, N.A., as a Bank


                                       By:
                                           -------------------------------------
                                       Name:  Kenneth J. Beck
                                       Title: Vice President


                                       ABN AMRO BANK N.V.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       6.

                                       BANCA DI ROMA - CHICAGO BRANCH


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       THE BANK OF NEW YORK


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       BANK ONE, N.A. (formerly known
                                       as The First National Bank of Chicago)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       FIRSTAR BANK, NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       7.

                                       LLOYDS TSB BANK PLC


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       THE NORTHERN TRUST COMPANY


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       SUNTRUST BANK


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       UMB BANK, N.A.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       8.

                                       WACHOVIA BANK, N.A.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       WELLS FARGO BANK, N.A.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       9.